UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                January 28, 2008
                Date of Report (Date of earliest event reported)



                  Kansas City Southern de Mexico, S. A. de C.V.

                      (formerly known as TFM, S.A. de C.V.)
             (Exact Name of Registrant as Specified in Its Charter)


            Mexico                       333-08322                   N/A
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

                                Montes Urales 625
                              Lomas de Chapultepec
                               11000 Mexico, D.F.
                                     Mexico
                    (Address of Principal Executive Offices)

                               + (5255) 9178-5836
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01  Other Events

     Kansas City Southern de Mexico, S. A. de C.V. ("KCSM" or the "Company") is furnishing under Item 8.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is an English translation of the KCSM press release dated January 28, 2008, regarding KCSM's planned 2008 investments in Mexico.

Item 9.01  Financial Statements and Exhibits.

(c)

An English translation of the press release issued by Kansas City Southern de Mexico, S. A. de C.V. dated January 28, 2008, entitled "Kansas City Southern de Mexico Has Plans to Invest Heavily in Mexico; KCSM Not Bidding on Punta Colonet Project" is attached hereto as Exhibit 99.1.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Kansas City Southern de Mexico, S.A. de C.V.


January 30, 2008                   By:  /s/Patrick J. Ottensmeyer
                                      -------------------------------------
                                      Name:    Patrick J. Ottensmeyer
                                      Title:   Chief Financial Officer